EXHIBIT 10.01
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                            THIRD AMENDMENT AGREEMENT
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           THIRD AMENDMENT AGREEMENT (this "AMENDMENT AGREEMENT") dated as of
April 2, 2001 by and between DSL.net, Inc. (the "BORROWER") and Fleet National Bank (the "BANK"), amending a certain Credit Agreement by and between the Borrower and the Bank dated as of May 12, 1999, as amended by that Amendment and Waiver Agreement dated as of June 12, 2000 and a Second Amendment Agreement dated as of July 21, 2000 (as amended, the "CREDIT AGREEMENT").

                               W I T N E S S E T H
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           WHEREAS, pursuant to the terms of the Credit Agreement, the Bank has made loans to the Borrower; and

           WHEREAS, the Borrower has requested that the Bank amend the Credit Agreement; and

           WHEREAS, the Bank is willing to amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           Section 1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

           Section 2. Ratification of Existing Agreements. All of the Borrower's obligations and liabilities to the Bank as evidenced by or otherwise arising under the Credit Agreement, the Note and the other Loan Documents, except as otherwise expressly modified in this Amendment Agreement upon the terms set forth herein, are, by the Borrower's execution of this Amendment Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Amendment Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

           Section 3. Representations and Warranties. All of the representations and warranties made by the Borrower in the Credit Agreement, the Note and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date and for matters previously disclosed to the Bank in writing.

           Section 4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
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                     (a) Representations and Warranties. All of the
           representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in Section 3 hereof.

                     (b) Performance; No Event of Default. The Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment Agreement.

                     (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Amendment Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

                     (d) Delivery. The parties hereto shall have executed and delivered this Amendment Agreement, in form and substance satisfactory to the Bank.

                     (e) Fees and Expenses. The Borrower shall have paid to the Bank all reasonable fees and expenses incurred by the Bank in connection with this Amendment Agreement, the Credit Agreement and the other Loan Documents.

           Section 5. Amendments to the Credit Agreement.

                     5.1. AMENDMENTS TO Section 1. Section 1 of the Credit Agreement is hereby as follows:

                     (a)   The definition of "Maturity Date" appearing in
                           Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Maturity Date: August 1, 2001."

                     (b)   The definition of "Security Documents appearing in
                           Section 1 of the Credit Agreement is hereby amended by adding "and the Pledge Agreement" after "Bank" in the second line of such definition.

                     (c)   The following new definitions are hereby added to
                           Section 1 in their proper alphabetical order to read as follows:


                           "Pledge Agreement: The Pledge Agreement dated as of the Third Amendment Effective Date made by the Borrower to the Bank."

                           "Third Amendment Effective Date: April 2, 2001."

                     5.2. AMENDMENT TO Section 7.2(a). Section 2.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows:
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                               "(b) On the Conversion Date the aggregate
           outstanding principal amount of the Loans was $4,278,563.26. Since such date the Borrower has made mandatory principal installment payments in the aggregate amount of $1,222,446.60. As a result, the aggregate outstanding principal balance of the Loans is $3,056,116.66. Accordingly, the Borrower hereby absolutely and unconditionally promises to pay to the Bank the remaining principal amount of the Loans as follows: (i) one (1) principal payment installment in the amount of 122,244.66 due and payable on May 1, 2001 and (ii) thereafter, three (3) consecutive equal monthly installments of $977,957.33 each, such installments to be due and payable on the first (1st) day of each calendar month commencing on June 1, 2001; provided, that the outstanding principal amount of the Loans, together with all interest accrued thereon and all fees and expenses incurred by the Bank in connection therewith, shall be due and payable on the Maturity Date."

                     5.3. AMENDMENT TO Section 7.3. Section 7.3 of the Credit Agreement is hereby amended in its entirety to read as follows

                     "7.3  INTENTIONALLY OMITTED."

           Section 6. Additional Covenants. Without any prejudice or impairment whatsoever to any of the Bank's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Note or in any of the other Loan Documents, the Borrower additionally covenants and agrees with the Bank as follows:

                     (a) The Borrower shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Note and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Amendment Agreement upon the terms set forth herein.

                     (b) The Borrower will provide to the Bank such financial information as the Bank may reasonably request from time to time and at the Borrower's expense.

                     (c) The Borrower shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case further to effect the purposes of this Amendment Agreement, the Credit Agreement, the Note and the other Loan Documents.

           The Borrower expressly acknowledges and agrees that any failure by the Borrower to comply with the terms and conditions of this Section 6 or any other provisions contained in this Amendment Agreement shall constitute an Event of Default under the Credit Agreement.

           Section 7. Expenses. The Borrower agrees to pay to the Bank upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Bank in connection with the preparation of this Amendment Agreement and related matters, including without limitation, any reasonable legal fees in connection with any proposed amendments or financing arrangements between the Borrower and the Bank and (b) from time to time any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements) hereafter incurred or sustained by the Bank in connection with the administration of credit extended by the Bank to the Borrower or
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the preservation of or enforcement of the Bank's rights under the Credit
Agreement, the Note or the other Loan Documents or in respect of any of the Borrower's other obligations to the Bank.

           Section 8. Release. The Borrower, on its own behalf and on behalf of each of its successors and assigns, hereby waives, releases and discharges the Bank and all affiliates of the Bank, and all of their directors, officers, employees, attorneys and agents, from any and all claims, actions and causes of action arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or before the date of this Amendment Agreement related to the Loan Documents and the administration and enforcement thereof.

           Section 9.       Miscellaneous.

                     (a) This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                     (b) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all references in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement

           IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as an instrument under seal as of the date first written above.

                                         FLEET NATIONAL BANK


                                         By: /s/ Suzanne Mackay
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                                             Its: Vice President

                                         DSL.NET, INC.


                                         By: /s/ Stephen Zamansky
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                                             Its: Vice President